Convertible Notes	12 Months Ended
Dec. 31, 2021
Convertible Notes [Abstract]
Convertible Notes
10.	CONVERTIBLE NOTES
On December 6, 2021 the Company closed an offering of $225,000 aggregate principal amount of 1.75% convertible senior notes due in 2027 (the “Convertible Notes”, “Notes” and the “Offering”).
The Company used a portion of the net proceeds from the Offering to repay in full its $205,000 senior secured credit facility.
On December 9, 2021 the initial purchasers under the Offering exercised in full their option to purchase up to an additional $33,750 aggregate principal amount of the Convertible Notes, increasing the total Offering size to $258,750.
The Convertible Notes are unsecured and will accrue interest payable semi-annually in arrears at a rate of 1.75% per annum payable on January 15 and July 15 of each year, beginning on July 15, 2022. Prior to October 15, 2026, the Notes will be convertible at the option of the holders during certain periods, upon the satisfaction of certain conditions including:

(i)	If the Notes’ trading price for any five consecutive trading day period was, on each day, less than 98% of the conversion value of such Notes;

(ii)
if the Company elects to (a) issue equity instruments to all holders of LAC’s common shares entitling them, for a period of not more than 45 calendar days after issue, to subscribe for or purchase common shares at a price per share that is less than the average reported sales prices of the common shares for the 10-trading day period ending the trading day before the announcement of such issuance of equity instruments; or (b) make a distribution to all holders of the Company’s common shares, whether such distribution is of assets, securities, or rights to purchase LAC’s securities, and has a per share value exceeding at least 10% of the trading price of the common shares on the date immediately preceding the announcement date of such distribution;

(iii)	upon the occurrence of certain significant business events;

(iv)
if, at any time after the calendar quarter ending on March 31, 2022 (and only during such calendar quarter), the last reported price of LAC’s common shares for at least 20 trading days (whether or not consecutive) during the last period of 30 trading days of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; or,

(v)	upon a call for redemption by LAC, or upon LAC’s failure to pay the redemption price therefor.
Thereafter, the Convertible Notes will be convertible at any time until the close of business on the business day immediately preceding the maturity date. Upon conversion, the Convertible Notes may be settled, at the Company’s election, in common shares of the Company, cash or a combination thereof. The initial conversion rate for the Convertible Notes will be 21.2307 shares per one thousand principal amount of Convertible Notes, equivalent to an initial conversion price of approximately $47.10 per share. The initial conversion price of the Convertible Notes represents a premium of approximately 35% to the last reported sale price of the shares on the New York Stock Exchange on December 1, 2021.
The Convertible Notes will mature on January 15, 2027, unless earlier repurchased, redeemed or converted. The Company may not redeem the Convertible Notes prior to December 6, 2024, except upon the occurrence of certain changes to the laws governing Canadian withholding taxes. After December 6, 2024, the Company will have the right to redeem the Convertible Notes at its option in certain circumstances including:

(i)
or after December 6, 2024 if the Company’s share price for at least 20 trading days during any 30 consecutive trading day period ending on, and including, the last trading day of the immediately preceding calendar quarter is over 130% of the conversion price on each applicable trading day, at a redemption price equal to 100% of the principal plus accrued and unpaid interest;

(ii)	LAC can redeem if the Company becomes obligated to pay additional amounts as a result of its obligation to bear the cost of Canadian or non-Canadian withholding tax, if applicable;
Redemption can result in exercisability of conversion option.
Holders of Convertible Notes will have the right to require the Company to repurchase their Convertible Notes upon the occurrence of certain events.

The Convertible Notes represent financial instruments that include a debt host and conversion option and redemption option derivatives, which are separated from the debt host and accounted for at fair value with changes in fair value recorded in the statement of comprehensive loss. At the closing date of December 6, 2021, the conversion feature was recorded at $87,524 and the debt host at $132,902 and subsequently was accounted for at amortized cost with a 13.4% effective interest rate. At the closing date of the overallotment option, the conversion feature was recorded at $13,895 and the debt host at $19,259 and subsequently was accounted for at amortized cost with a 14.2% effective interest rate. Transaction costs of $8,499 were allocated to the debt host ($5,170) and the embedded derivative ($3,329).
The embedded derivatives had an estimated fair value of $83,000 at December 31, 2021. The fair value of the derivatives was estimated using a partial differential equation method with Monte Carlo simulation with the following inputs: volatility of 65%, a risk-free rate of 1.37%, expected dividend of 0%, and credit spread of 10.56%. A gain on change in fair value from the date of inception to December 31, 2021 of $18,419 was recognized in the statement of comprehensive loss, offset with $3,329 transaction costs for a net gain of $15,090.
Valuation of the embedded derivative is sensitive to changes in the assumed volatility and the Company’s share price. A reduction in the volatility rate by 20% would result in a corresponding reduction of the embedded derivative value of 23%, while a reduction/increase of the share price by 10% would result in a corresponding reduction/increase of the embedded derivative value of 15%.